UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2008
APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14316	33-0488566

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26220 Enterprise Court Lake Forest, California	92630

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 639-2000

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          On October 10, 2008, Apria Healthcare Group Inc. (the “Company”) issued a press release announcing that the stockholders of the Company voted to approve and adopt the previously announced Agreement and Plan of Merger, dated as of June 18, 2008, by and among the Company, Sky Acquisition LLC, a Delaware limited liability company, and Sky Merger Sub Corporation, a Delaware corporation, at a special meeting of the Company’s shareholders held on October 10, 2008.
          A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Reference
99.1	Press Release issued by Apria on October 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
/s/ Peter A. Reynolds
Peter A. Reynolds
Chief Accounting Officer and Controller

October 10, 2008

EXHIBIT INDEX

Exhibit
Number	Reference
99.1	Press Release issued by Apria on October 10, 2008